SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549




                            FORM 8-K


                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported):
                        December 6, 2001


                SOUTHERN CALIFORNIA WATER COMPANY

     (Exact name of registrant as specified in its charter)



CALIFORNIA               000-01121          95-1243678

(State or Other  (Commission File Number)   (IRS Employer
Jurisdiction of                             Identification
Incorporation)                              No.)



                   630 East Foothill Boulevard
                San Dimas, California  91773-9016

       (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code:

                         (909) 394-3600

ITEM 5.   OTHER EVENTS

     On November 29, 2001, the California Public Utilities
Commission issued an order denying our proposed acquisition of Peerless Water Co.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS

Exhibit No.    Description
-----------    ------------
1.01           Underwriting Agreement dated December 6, 2001
               between Southern California Water Company and
               UBS Warburg LLC

4.02           Form of 7.23% Note due 2031

5.02 Opinion of O'Melveny & Myers LLP as to the legality of the Notes

25.02 Form T-1, Statement of Eligibility of Trustee under the Trust Indenture Act of 1939

                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              SOUTHERN CALIFORNIA WATER COMPANY
                                   (Registrant)


Date: December 7, 2001        By:  /s/ McClellan Harris III
                                  -----------------------------
                                  McClellan Harris III
                                  Vice President-Finance, Chief
                                  Financial Officer, Treasurer
                                  and Corporate Secretary